Thornburg Strategic Income Fund

May 1, 2012

Class R3: TSIRX Class R5: TSRRX

Click here to view the Fund’s Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2012, as revised May 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Class R3

Class R5

Maximum Sales Charge (Load) Imposed

none

none

on Purchases

(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)

none

none

(as a percentage of redemption proceeds or

original purchase price, whichever is lower)

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class R3

Class R5

Management Fees

0.75%

0.75%

Distribution and Service (12b-1) Fees

0.50%

0.00%

Other Expenses(1)(2)

0.47%

0.44%

Total Annual Fund Operating Expenses

1.72%

1.19%

Fee Waiver/Expense Reimbursement(3)

(0.47)%

(0.20)%

Total Annual Fund Operating Expenses

1.25%

0.99%

After Fee Waiver/Expense Reimbursement

(1) A portion of the Fund’s expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.

(2) Other expenses are estimated for the current fiscal year.

(3) Thornburg Investment

Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3 and Class R5 expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg or TSC before May 1, 2013, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$127	$496	$889	$1,991
Class R5 Shares	$101	$358	$635	$1,425

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.09% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations and income-producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

•	bonds and other debt obligations issued by domestic and foreign companies of any size (including lower-rated “high yield” or “junk” bonds)

•	mortgage-backed securities and other asset-backed securities

•	convertible debt obligations

•	obligations issued by foreign governments (including developing countries)

•

collateralized mortgage obligations (“CMOs”), collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other structured finance arrangements

•	obligations of the U.S. government and its agencies and sponsored enterprises

•	other derivative instruments and structured notes

•	zero coupon bonds and “stripped” securities

•	taxable municipal obligations and participations in municipal obligations

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and other equity trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such investment prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. Please note that because the Fund’s objective is to provide high current income, the Fund invests with an emphasis on income, rather than stability of net asset value.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Prepayment Risk – Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk. Debt obligations backed by so-called “subprime” mortgages may also be subject to a greater risk of default or downgrade. Debt obligations issued by the U.S.

2	Thornburg Strategic Income Fund • May 1, 2012	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download government or its agencies, instrumentalities and government sponsored enterprises are also subject to credit risk. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. agencies, instrumentalities and enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the U.S. government, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments. The market value of any zero coupon bonds or “stripped” securities that the Fund may purchase will typically be more volatile than the value of a comparable, interest-paying bond. Additionally, zero coupon bonds and “stripped” securities are subject to the risk that the Fund may have to recognize income on its investment and make distributions to shareholders before it has received any cash payments on its investment.

Risks Affecting Specific Issuers – The value of a debt obligation or equity security may decline in response to developments affecting the specific issuer of the obligation or security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments promptly, or may only be able to sell investments at less than desired prices. The market for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds) and debt obligations backed by so-called “subprime” mortgages may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling the investments.

Foreign Investment Risk – Investments in the equity securities or debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

Structured Products Risk – The Fund’s investments in structured finance arrangements, including CMOs, CDOs, CBOs and CLOs, involve the risks associated with the underlying pool of securities or other assets, and also may involve risks different or greater than the risks affecting the underlying assets. In particular, these investments may be less liquid than other debt obligations, making it difficult for the Fund to value its investment or sell the investment in a timely manner or at an acceptable price.

Derivatives Risk – The Fund’s investments in derivatives involve the risks associated with the securities or other assets underlying the derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to a derivative to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 34 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Strategic Income Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total return for Class A shares would have varied in each full year shown. The average annual total return figures compare Class A share performance to the Barclays U.S. Universal Index, a broad measure of market performance, and to a Blended Benchmark comprised of 80% Barclays Aggregate Bond Index, which represents a broad measure of bond market performance, and 20% MSCI World Index, which represents a broad measure of equity market performance in developed markets. The returns reflected in the bar chart and in the table are for a class of shares that is not offered in this Prospectus but which would have substantially similar annual returns because the shares represent investments in the same portfolio of securities. Annual returns would differ only to the extent Class A shares are subject to a sales charge, but are subject to lower annual expenses before fee waivers and expense reimbursements than Class R3 shares, and higher annual expenses than Class R5 shares. Class R3 and Class R5 shares were first offered to investors on May 1, 2012, and Class A shares were first offered on December 19, 2007. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information

Thornburg Strategic Income Fund • May 1, 2012	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download	3

shown below is as of the calendar year ended December 31, 2011. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling
1-800-847-0200.

Annual Total Returns – Class A Shares*

Highest quarterly results for time period shown: 16.23%

(quarter ended 6-30-09).

Lowest quarterly results for time period shown: -10.38%

(quarter ended 12-31-08).

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was take into account.

Average Annual Total Returns (periods ended 12-31-11)

Class A Shares	1 Year*	Since Inception (12-19-07)*
Return Before Taxes	-0.25%	6.37%
Return After Taxes on Distributions	-2.95%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	0.17%	3.83%
Barclays U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)	7.40%	6.40%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	5.29%	4.58%

*	Because Class R3 and Class R5 shares were not available before May 1, 2012, the returns shown are for Class A shares.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Co-Portfolio Managers:

Jason Brady, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2006 and has been one of the persons primarily responsible for management of the Fund since its inception.

George Strickland, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1991 and has been one of the persons primarily responsible for management of the Fund since its inception.

Purchase and Sale of Fund Shares

Eligible employer-sponsored retirement plans wishing to make Class R3 or Class R5 shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan which makes Class R3 or Class R5 shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of Class R3 or Class R5 shares, your employer-sponsored retirement plan may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your Class R3 or Class R5 shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 45 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s Prospectus or SAI.	TH2550

4	Thornburg Strategic Income Fund • May 1, 2012	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download